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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 20, 2004

                              --------------------


                        COMMUNITY SHORES BANK CORPORATION
             (Exact name of registrant as specified in its charter)



         MICHIGAN                     333-63769               38-3423227
(State or other jurisdiction       (Commission File         (IRS Employer
      of incorporation)                Number)           Identification Number)



        1030 W. NORTON AVENUE, MUSKEGON, MICHIGAN              49441
         (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code                  231-780-1800

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

Exhibit Number                Description
--------------                -----------

    99.1 Press release of Community Shores Bank Corporation reporting earnings and other financial results for the second quarter of 2004


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         Earnings Release. On July 20, 2004, Community Shores Bank Corporation issued a press release reporting earnings and other financial results for its second quarter of 2004, which ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1.

         The information in this Current Report on Form 8-K, including Exhibit 99.1, shall be considered "filed" under the Securities Exchange Act of 1934.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COMMUNITY SHORES BANK CORPORATION


                                            By: /s/ Tracey A. Welsh
                                               ------------------------
                                                     Tracey A. Welsh
                                            Senior Vice President, Treasurer and
                                            Chief Financial Officer
Date:  July 21, 2004



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                                  EXHIBIT INDEX




Exhibit Number                Description
--------------                -----------

    99.1                      Press release of Community Shores Bank
                              Corporation reporting earnings and other financial results for the second quarter of 2004